SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 12, 2002
(Date of report)

OLD SECOND BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-10537		36-3143493
(Commission File Number)		(IRS Employer Identification No.)

37 South River Street
Aurora, Illinois  60507
(Address of principal executive offices)(Zip Code)

(630) 892-0202
(Registrant’s telephone number, including area code)

Item 5.           Other Events

                On July 12, 2002, the Registrant announced earnings of 64 cents per share for the second quarter of 2002. A copy of the press release distributed by the Registrant is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

                None.

(b)           Pro Forma Financial Information.

                None.

(c)           Exhibits.

                99.1         Press Release dated July 12, 2002

                                                                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD SECOND BANCORP, INC.
(Registrant)

	By:	/s/ J. Douglas Cheatham
Date: July 12, 2002		J. Douglas Cheatham
Senior Vice President and
Chief Financial Officer